UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 04, 2022

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 6, 2022, Lindsay Corporation (the “Company”) issued a press release announcing the Company’s results of operations for its first quarter ended November 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1.

In addition, a copy of the slide presentation to be used during the Company’s fiscal 2022 first quarter investor conference call at 11:00 a.m. Eastern Time on January 6, 2022 is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, is being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 4, 2022, the Company held its annual meeting of stockholders (the “Fiscal 2022 Annual Meeting”). A total of 9,560,569 shares of the Company’s common stock, or 87.33% of the 10,947,208 shares entitled to vote, were represented in person or by proxy at the Fiscal 2022 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the Fiscal 2022 Annual Meeting are set forth below:

1.
The stockholders elected three directors with terms expiring at the fiscal 2025 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Pablo Di Si	8,830,715	113,065	616,789
Mary A. Lindsey	8,789,230	154,550	616,789
Consuelo E. Madere	7,781,139	1,162,641	616,789

2.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2022, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	9,098,929	459,013	2,627

3.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non‑Votes
Advisory Vote on Executive Compensation	8,533,000	396,713	14,067	616,789

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release, dated January 6, 2022, issued by the Company.

99.2 Slide Presentation for Fiscal 2022 First Quarter Investor Conference Call on January 6, 2022.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINDSAY CORPORATION

Date:	January 6, 2022	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer